UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2014

INTUITIVE SURGICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30713	77-0416458
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1020 Kifer Road
Sunnyvale, California 94086
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (408) 523-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.
On May 2, 2014, Intuitive Surgical, Inc. (“Intuitive” or the “Company”) entered into a Supplemental Confirmation to the Master Confirmation dated as of July 29, 2013 (the “Master Confirmation” and together with the Supplemental Confirmation, the “ASR Agreement”) with Goldman, Sachs & Co. (“Goldman”) relating to an accelerated share repurchase program (the “ASR Program”). Pursuant to the terms of the ASR Program, Intuitive will repurchase $1 billion of its common stock from Goldman.
On May 7, 2014, Intuitive will make a payment of $1 billion to Goldman against the delivery of shares by Goldman to it. The Company anticipates that a majority of the shares owed to the Company by Goldman will be delivered and retired within the first two weeks of the ASR Program. The number of shares to be repurchased under the ASR Program by Intuitive will at least be equal to a minimum number of shares established by Goldman during an initial hedge period for the ASR Program. Purchases under the ASR Agreement are subject to provisions that will establish the number of shares based on the average daily volume-weighted average share price over an initial hedge period. Intuitive expects all ASR Program purchases to be completed by early November 2014, although the completion date may be accelerated at Goldman’s option. The actual number of shares repurchased will be determined at the completion of the ASR Program. The Company had $1 billion remaining under its Board of Directors ("Board") authorized stock repurchase program prior to the initiation of the ASR Program. Additional repurchases by the Company will require additional Board authorizations.
The ASR Agreement contains the principal terms and provisions governing the ASR Program, including, but not limited to, the mechanism used to determine the number of shares that will be delivered, the required timing of delivery of the shares, the specific circumstances under which Goldman is permitted to make adjustments to valuation periods, the specific circumstances under which the ASR Program may be terminated early, certain specific circumstances under which Goldman may deliver fewer than the minimum number of shares specified by provisions and various acknowledgments, representations and warranties made by Intuitive and Goldman to one another.
The foregoing summary is qualified in its entirety by reference to the Master Confirmation, filed as Exhibit 10.1 hereto and incorporated herein by reference, and the Supplemental Confirmation, which will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the period ending June 30, 2014.
Forward-Looking Statements
This report, including the exhibits contains forward-looking statements. These forward-looking statements are necessarily estimates reflecting the best judgment of our management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. The statements in this report that could be deemed forward-looking statements include statements regarding the repurchase by the Company of approximately $1 billion of its common stock from Goldman, the expected completion dates of the repurchases, our source of funds for the repurchases, and our plans with respect to the repurchased shares. These forward-looking statements should, therefore, be considered in light of various important factors, including the following: the market prices of the Company's common stock during the term and after the completion of the ASR Program; the ability of Goldman to buy or borrow shares of the Company's common stock; the uncertainty regarding the Company's ability to complete the share repurchases within the proposed timing or at all; the uncertainty regarding the amount and timing of future share repurchases by the Company and the origin of funds used for such repurchases; the impact of global and regional economic and credit market conditions, as well as the risk of bank failures, insolvency or illiquidity of other financial institutions and other adverse conditions in financial markets that could cause a loss of our cash, cash equivalents and investments; the terms and conditions of the Master Confirmation and Supplemental Confirmation with Goldman; and other risk factors under the heading "Risk Factors" in our annual report on Form 10-K for the year ended December 31, 2013, as updated from time to time by our quarterly reports on Form 10-Q and our other filings with the Securities and Exchange Commission. Statements concerning forecasts, revenue growth, procedure growth, future financial results and statements using words such as "estimates," "projects," "believes," "anticipates," "plans," "expects," "intends," "may," "will," "could," "should," "would," "targeted" and similar words and expressions are intended to identify forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. We undertake no obligation to publicly update or release any revisions to these forward-looking statements, except as required by law.
Item 7.01.     Regulation FD Disclosure.
A copy of Intuitive’s press release announcing the ASR Program is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in this Item 7.01, including information incorporated herein by reference, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.
d) Exhibits.
The following exhibits are furnished with this report on Form 8-K:

10.1
Master Confirmation between Intuitive Surgical, Inc. and Goldman, Sachs & Co., dated July 29, 2013, incorporated by reference to Exhibit 10.1 to the Company’s quarterly report on Form 10-Q for the period ended September 30, 2013, filed with the Securities and Exchange Commission on October 18, 2013 (Commission File No. 000-30713).

99.1    Press release issued by Intuitive Surgical, Inc., dated May 2, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTUITIVE SURGICAL, INC.
(Registrant)

Date: May 2, 2014	By	/s/ Marshall L. Mohr
Name: Marshall L. Mohr
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1
Master Confirmation between Intuitive Surgical, Inc. and Goldman, Sachs & Co., dated July 29, 2013, incorporated by reference to Exhibit 10.1 to the Company’s quarterly report on Form 10-Q for the period ended September 30, 2013, filed with the Securities and Exchange Commission on October 18, 2013 (Commission File No. 000-30713).

99.1	Press release issued by Intuitive Surgical, Inc., dated May 2, 2014.